UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2013

INDUSTRIAL SERVICES OF AMERICA, INC.
(Exact name of registrant as specified in its Charter)

Florida	000-20979	59-0712746
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7100 Grade Lane, P.O. Box 32428, Louisville, Kentucky	40232
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code     (502) 366-3452

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the annual meeting of shareholders of Industrial Services of America, Inc. (the "Company") on July 16, 2013 (the "Annual Meeting"), the shareholders of the Company approved the amendment of the Company's Articles of Incorporation (the "Amendment") pursuant to which the Company's authorized common stock would increase by 10,000,000 shares, from 10,000,000 to 20,000,000 shares. The Amendment is discussed in the proxy statement dated June 6, 2013.

On July 16, 2013, the Company filed with the Secretary of State of Florida the Amendment.

The foregoing description is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 3.1 to this Form 8-K and is hereby incorporated by reference.

Item 5.07    Submission of Matters to a Vote of Security Holders.

At the annual meeting of shareholders of Industrial Services of America, Inc. (the “Company”) on July 16, 2013, shareholders (1) elected each of the four Company nominees to serve a one year term on the Company's Board of Directors, (2) ratified the appointment of Mountjoy Chilton Medley LLP, as the Company's independent registered public accounting firm for the year ending December 31, 2013, (3) approved a non-binding, advisory proposal on compensation of the Company's named executive officers, (4) approved a non-binding, advisory proposal to vote every three years on the compensation of the Company's named executive officers, (5) approved an amendment to the Articles of Incorporation to increase the authorized shares of common stock by 10,000,000 shares, and (6) approved the issuance of 225,000 shares of common stock to Blue Equity, LLC. The shareholders did not approve the issuance of options to purchase 1,500,000 shares of common stock to Blue Equity, LLC. The results of the voting are shown below.
Proposal 1-Election of Board of Directors

Company Nominees	Votes For	Votes Withheld	Broker Non-Votes
Orson Oliver	3,950,986	41,326	2,109,905
Albert Cozzi	3,953,478	38,834	2,109,905
Alan Gildenberg	2,493,959	1,498,353	2,109,905
Francesca Scarito	3,868,809	123,503	2,109,905

Proposal 2-Ratification of Appointment of Independent Registered Public Accounting Firm

Votes For	Votes Against	Abstain	Broker Non-Votes
6,032,256	6,946	63,015	—

Proposal 3-Approval of a Non-Binding, Advisory Proposal on Compensation of Named Executive Officers
Although this vote is non-binding on the Company or the Board of Directors, the stockholders approved the executive compensation of the named executive officers based on the votes listed below:

Votes For	Votes Against	Abstain	Broker Non-Votes
3,889,047	91,333	11,932	2,109,905

Proposal 4-Approval of a Non-Binding, Advisory Proposal to Determine the Frequency of Conducting Future Advisory Votes on the Compensation of Named Executive Officers
Although this vote is non-binding on the Company or the Board of Directors, the stockholders approved a three (3) year frequency of conducting future advisory votes on executive compensation based on the votes listed below:

One Year	Two Years	Three Years	Abstain
698,391	41,615	3,236,836	15,470

After considering the preferences expressed at the annual meeting, the Company’s Board of Directors determined to hold future non-binding, advisory votes on executive compensation every three (3) years, so that the next such vote will be held at its 2016 Annual Meeting of Shareholders.  Under section 14A(a)(2) of the Securities Exchange Act of 1934, as amended, the Company will hold another vote on the frequency of shareholder votes on the compensation of executives no later than its 2019 Annual Meeting of Shareholders.
Proposal 5-Approval of an Amendment to the Articles of Incorporation to Increase the Authorized Shares of Common Stock by 10,000,000 shares

Votes For	Votes Against	Abstain	Broker Non-Votes
5,569,427	228,140	77,092	227,558

Proposal 6-Approval of the Issuance of Options to Purchase 1,500,000 Shares of Common Stock to Blue Equity, LLC

Votes For	Votes Against	Abstain	Broker Non-Votes
1,753,656	2,056,346	182,310	2,109,905

Proposal 7-Approval of the Issuance of 225,000 Shares of Common Stock to Blue Equity, LLC

Votes For	Votes Against	Abstain	Broker Non-Votes
3,583,131	235,819	173,362	2,109,905

Item 9.01    Financial Statements and Exhibits.

Exhibit Number    Description

3.1            Articles of Amendment to Articles of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDUSTRIAL SERVICES OF AMERICA, INC.

Date:	July 18, 2013	By:	/s/ Alan Schroering
Alan Schroering
VP of Finance and Interim Chief Financial Officer

EXHIBIT INDEX

Exhibit Number    Description

3.1            Articles of Amendment to Articles of Incorporation

4